Exhibit 10.1

Execution Version

AMENDMENT NO. 1

TO LOAN AGREEMENT

THIS AMENDMENT NO. 1 TO LOAN AGREEMENT (the “Amendment”), dated as of April 29, 2014, is made and entered into by and among RESOURCE CAPITAL FUND V L.P., as the lender (the “Lender”), URANIUM RESOURCES, INC., a corporation organized and existing under the laws of the State of Delaware, as the borrower (the “Borrower”), and those Subsidiaries of the Borrower from time to time party hereto, as guarantors (the “Guarantors”).

Recitals

A.                                    The Lender, the Borrower and the Guarantors are parties to that certain Loan Agreement dated as of November 13, 2013 (as amended, modified, supplemented, extended or restated from time to time, the “Loan Agreement”).

B.                                    The Borrower and the other Credit Parties are all affiliated entities, and the Guarantors are direct or indirect Subsidiaries of the Borrower.  The Borrower and the other Credit Parties are engaged in related businesses and are integrated to such an extent that the financial strength and flexibility of each Credit Party has a direct, tangible and immediate impact on the success of the other Credit Parties.  Each Guarantor will derive substantial direct and indirect benefit from the Loan Agreement and this Amendment, and each Guarantor has entered into this Amendment, the Loan Agreement and the other Loan Documents for legitimate business purposes.

C.                                    The Lender, the Borrower and the Guarantors desire hereby to amend the Loan Agreement to, among other things, reduce the size of the Tranche Two Commitment to $3,000,000 and cancel the Tranche Three Commitment, all on the terms and conditions set forth herein.  The Lender, the Borrower and the Guarantors further desire to ratify and confirm the Loan Agreement (as so amended) and the other Loan Documents.

Agreement

NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Defined Terms.  Capitalized terms used but not defined in this Amendment shall have the meanings given thereto in the Loan Agreement.

2.                                      Agreements and Amendments to the Loan Agreement.

a.                                      Subject to the terms and conditions set forth herein, the Loan Agreement is hereby amended to the extent necessary to give effect to the provisions of this Amendment and to incorporate the provisions of this Amendment into the Loan Agreement.  The Loan Agreement, together with this Amendment, shall be read together and have effect so far as practicable as though the provisions thereof and the relevant provisions hereof are contained in one document.

b.                                      The Lender, the Borrower and the Guarantors hereby agree that: (i) the Tranche Two Commitment is hereby reduced from Five Million Dollars ($5,000,000) to Three Million Dollars ($3,000,000); and (ii) the Tranche Three Commitment of Five Million Dollars ($5,000,000) is hereby cancelled and terminated, and to that end:

(i)                                     The Loan Agreement is hereby amended by deleting the defined term “Tranche Two Commitment” therefrom and substituting the following therefor:

“ “Tranche Two Commitment” means Three Million Dollars ($3,000,000).”

(ii)                                  The Loan Agreement is hereby amended by deleting the following definitions therefrom: “Tranche Three Availability Period” and “Tranche Three Commitment”, and all references to the “Tranche Three Availability Period” and the “Tranche Three Commitment” in the Loan Agreement or any other Loan Document, and the provisions of such documents related thereto, shall be deemed to be of no further force and effect.

(iii)                               Upon advance, the Tranche Two Commitment (as modified above) shall expire, and the Commitment Fee shall cease accruing.

c.                                       The Loan Agreement is hereby amended by deleting clause (b) of Section 5.3 therefrom and substituting the following therefor:

“(b)                           (i) The Borrower shall have complied with Section 2.5; (ii) the Credit Parties shall have conducted their business, operations, and activities, including the development of the Projects, in accordance with the Work Program and Budget; and (iii) any decision with respect to starting up development activities or recommencing the extraction or production of Metals from any Project located in Texas shall be subject to the prior affirmative decision of the Board of Directors of the Borrower which shall take into consideration the profitability of the Project.”

d.                                      The Loan Agreement is hereby amended by adding the following language to Section 11.6, following the last sentence thereof:

“The Lender shall notify the Borrower in writing of any assignment or grant of a participation by the Lender pursuant to this Section 11.6, and the Borrower shall maintain at its address referred to in Section 11.2 a copy of any written notification of assignment or participation and a register for the recordation of the names and addresses of the Lender and any assignee or participant and the principal amount of the Loan and the stated interest rate owing to each Lender, assignee or participant.  Such register shall be available for inspection by the Lender at any reasonable time and from time to time, and upon any request by the Lender from time to time, the Borrower shall promptly provide the Lender with a copy of such register.  In the event of any assignment or participation of the Loan or any portion thereof, the Borrower, at its own expense, shall execute and deliver to the Lender in exchange for the Promissory Note(s) one or more new Promissory Note(s) payable to the order of the new or participating Lender in an amount equal to the Commitment assumed by such new or participating Lender and, unless the transferor Lender has not retained a Commitment hereunder, a new Promissory Note payable to the order of the transferor Lender in an amount equal to the Commitment retained by the transferor Lender hereunder.  Such new Promissory Notes shall otherwise be in the form of the Promissory Notes replaced thereby.  The Promissory Notes surrendered by the transferor Lender shall be promptly returned to the Borrower marked “cancelled”.  For the purposes of any consents that the Lender may grant hereunder or other action the Lender may take hereunder (other than the exercise of Conversion Rights or the election to receive cash in lieu of Interest Shares or Commitment Fee Shares, both of which shall require the approval of each Lender), the approval of Lenders holding at least a majority of the then outstanding principal amount of the Loan shall be required to grant such consent or take such other action.”

e.                                       The Borrower, the Guarantors and the Lender agree that the Loan Agreement, as amended hereby, is ratified and confirmed, and remains in full force and effect in accordance with its terms.

f.                                        As a condition to the Lender entering into this Amendment, the Borrower and each other Credit Party hereby irrevocably confirm and agree that each Security Document and each of the other Loan Documents executed by the Borrower and/or any Guarantor, and all guaranties, grants of security, debentures, mortgages, liens, deeds, pledges and rights thereunder, are hereby ratified and confirmed, remain in full force and effect, remain fully perfected, and apply to the Loan Agreement as amended hereby and the entirety of the Loan (including any additional amounts advanced pursuant to this Amendment).

g.                                       This Amendment and all other Instruments executed and delivered by the Borrower or any other Credit Party in connection with this Amendment are and shall be deemed to be “Loan Documents” for all purposes.

3.                                      Representations and Warranties.

a.                                      Each Credit Party hereby remakes and restates each of its representations and warranties in the Loan Agreement and the other Loan Documents, effective as of the date of this Amendment, which representations and warranties are incorporated herein by reference as if fully set forth.

b.                                      Each Credit Party hereby further represents and warrants that: (i) it has the corporate power and authority, and the legal right, to execute, deliver and perform this Amendment; (ii) this Amendment has been duly authorized, executed and delivered by each Credit Party; (iii) no consent or authorization of any Governmental Authority or other Person is required in connection with this Amendment; (iv) this Amendment constitutes a legal, valid and binding obligation of each Credit Party, enforceable against each Credit Party in accordance with its terms; (v) no Default or Event of Default has occurred and is continuing or will occur as a result of the consummation of the transactions contemplated hereby or as a result of the continuation of the Loan Agreement; and (vi) the Recitals set forth above are true and correct in all respects.

4.                                      Conditions Precedent.  This Amendment shall become effective as of the date hereof upon (and only upon) satisfaction of the following conditions precedent:

a.                                      The Lender has received this Amendment, duly executed by the Borrower and the applicable Credit Parties.

b.                                      The Lender shall have received such other Instruments, certificates, information and opinions as the Lender may reasonably request, in each case, in form and substance reasonably satisfactory to the Lender.

5.                                      Miscellaneous Provisions.

a.                                      This Amendment is a Loan Document.  The Loan Agreement as amended by this Amendment is hereby ratified, approved, confirmed, and continued in each and every respect, and the parties hereto agree that the Loan Agreement remains in full force and effect in accordance with its terms.  Nothing contained herein shall be construed to release, terminate or act as a novation of, in whole or in part, any Loan Document or any guaranty, lien, mortgage, deed, debenture, indenture, pledge or security interest granted pursuant thereto.  All references to the Loan Agreement in each of the Loan Documents and in any other document or instrument shall hereafter be deemed to refer to the Loan Agreement as amended hereby.  The Loan Documents shall remain unchanged and in full force and effect, except as provided in this Amendment or in any agreement executed and delivered by the Lender in connection herewith, and the Loan Documents are hereby ratified, confirmed, and continued in full force and effect in all respects.  This Amendment shall not be construed as a waiver or amendment of any other provision of the Loan Agreement or the other Loan Documents or for any purpose, except as expressly set forth herein, or a consent to any other, further or future action on the part of the Borrower or the other Credit Parties that would require the waiver or consent of the Lender.

b.                                      This Amendment shall be governed by and construed in accordance with the laws of the State of Colorado, excluding that body of law relating to conflict of laws.

c.                                       This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  This Amendment may be validly executed and delivered by facsimile, portable document format (.pdf) or other electronic transmission, and a signature by facsimile, portable document format (.pdf) or other electronic transmission shall be as effective and binding as delivery of a manually executed original signature.

d.                                      The execution, delivery and effectiveness of this Amendment shall not prejudice, limit, operate, or be deemed to operate, as a limitation on or waiver of, any rights, powers or remedies of the Lender under the Loan Agreement or any other Loan Document or constitute a waiver of any provision thereof.  Nothing in this Amendment shall affect or impair the right of the Lender to demand compliance by the Credit Parties with all of the terms and conditions of the Loan Agreement and the other Loan Documents in all other instances.

e.                                       This Amendment shall be binding upon and inure to the benefit of the Lender, the Borrower and the Guarantors, and their respective successors and assigns permitted by the Loan Agreement.

f.                                        The Borrower and the Guarantors agree and confirm that the Lender has no fiduciary relationship with or duty to the Borrower or any other Credit Party arising out of or in connection with this Amendment or the Loan Agreement or any other agreement, arrangement, Instrument or investment, and the relationship between the Lender, on one hand, and the Borrower and the other Credit Parties, on the other hand, in connection with this Amendment and the Loan Agreement is solely that of debtor and creditor.  This Amendment and the Loan Agreement do not create a joint venture or partnership among the parties hereto, and no joint venture, partnership or other fiduciary relationship or fiduciary duty exists, or shall be deemed to exist, among the Lender and the Borrower, or among the Lender and the other Credit Parties.

g.                                       The Borrower and the Guarantors agree and confirm that they are engaged in related businesses and are integrated to such an extent that the financial strength and flexibility of each Credit Party has a direct, tangible and immediate impact on the success of the other Credit Parties.  The Guarantors will derive substantial direct and indirect benefit from the continuation and extension of the Loan Agreement.  The Guarantors waive any right to revoke, terminate or suspend their respective Guarantees and acknowledge that each of them entered into such Guarantee, and has confirmed and continued such Guarantee, in contemplation of the benefits that each of them would receive by the Loan Agreement and by this Amendment.

h.                                      The Borrower shall pay all reasonable costs, fees and expenses paid or incurred by the Lender incident to this Amendment, the Loan Agreement and the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and expenses of Lender’s counsel in connection with the negotiation, preparation, delivery and execution of this Amendment and any related documents and instruments.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

BORROWER:

URANIUM RESOURCES, INC.

By:	/s/ Jeffrey L. Vigil
Name:	Jeffrey L. Vigil
Title:	Vice President — Finance and Chief Financial Officer

GUARANTORS:

URI, INC.

By:	/s/ Jeffrey L. Vigil
Name:	Jeffrey L. Vigil
Title:	Vice President — Finance and Chief Financial Officer

HYDRO RESOURCES, INC.

By:	/s/ Jeffrey L. Vigil
Name:	Jeffrey L. Vigil
Title:	Vice President — Finance and Chief Financial Officer

URI MINERALS, INC.

By:	/s/ Jeffrey L. Vigil
Name:	Jeffrey L. Vigil
Title:	Vice President — Finance and Chief Financial Officer

BELT LINE RESOURCES, INC.

By:	/s/ Jeffrey L. Vigil
Name:	Jeffrey L. Vigil
Title:	Vice President — Finance and Chief Financial Officer

[Amendment No. 1 Signature Page]

URANCO INC.

By:	/s/ Jeffrey L. Vigil
Name:	Jeffrey L. Vigil
Title:	Vice President — Finance and Chief Financial Officer

HRI-CHURCHROCK, INC.

By:	/s/ Jeffrey L. Vigil
Name:	Jeffrey L. Vigil
Title:	Vice President — Finance and Chief Financial Officer

URI NEUTRON HOLDINGS I, INC.

By:	/s/ Jeffrey L. Vigil
Name:	Jeffrey L. Vigil
Title:	Vice President — Finance and Chief Financial Officer

URI NEUTRON HOLDINGS II, INC.

By:	/s/ Jeffrey L. Vigil
Name:	Jeffrey L. Vigil
Title:	Vice President — Finance and Chief Financial Officer

HYDRO RESTORATION CORPORATION

By:	/s/ Jeffrey L. Vigil
Name:	Jeffrey L. Vigil
Title:	Vice President — Finance and Chief Financial Officer

[Amendment No. 1 Signature Page]

NEUTRON ENERGY, INC.

By:	/s/ Jeffrey L. Vigil
Name:	Jeffrey L. Vigil
Title:	Vice President — Finance and Chief Financial Officer

CIBOLLA RESOURCES LLC

By:	/s/ Jeffrey L. Vigil
Name:	Jeffrey L. Vigil
Title:	Vice President — Finance and Chief Financial Officer

The Lender:

RESOURCE CAPITAL FUND V L.P.

By:	Resource Capital Associates V L.P.,
General Partner
By:	RCA V GP Ltd.,
General Partner

By:	/s/ Catherine J. Boggs
Name:	Catherine J. Boggs
Title:	General Counsel

[Amendment No. 1 Signature Page]